                                                                EXHIBIT 10.8 (b)

            AMENDMENT TO CONSTRUCTION LINE OF CREDIT LOAN AGREEMENT

         THIS AMENDMENT TO CONSTRUCTION LINE OF CREDIT LOAN AGREEMENT (the "Amendment") is made and entered into as of the 30th day of December, 1996, by and between:

                 (i) BANK UNITED, formerly known as Bank United of Texas FSB, a Federal savings bank with principal office and place of business in Houston, Texas (the "Lender"), and

                 (ii) THE ADLER COMPANIES, INC., a Florida corporation with principal office and place of business in Coral Gables, Florida (the "Borrower")

                              W I T N E S S E T H:

         WHEREAS, pursuant to the that certain Construction Line of Credit Loan Agreement dated as of March 13, 1996 between the Borrower and the Lender, as amended by that certain Amendment to Construction Line of Credit Loan Agreement dated as of May 6, 1996, between the Borrower and the Lender (as amended, the "Loan Agreement"), the Lender made a revolving loan (the "Loan") to the Borrower in the maximum principal amount of Ten Million Dollars ($10,000,000.00), to provide financing for the construction of single family residences.

         WHEREAS, the parties now desire to amend the terms of the Loan Agreement to provide for an Advance under the Loan Agreement to provide bridge financing for the acquisition by the Borrower of certain real property located in Broward County, Florida, and the parties hereto agreed to further amend the Loan Agreement, all as provided herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Loan Agreement and agree as follows:

         1. Definitions. All capitalized terms used herein and not otherwise defined shall have their same respective meanings herein as defined in the Loan Agreement.

         2. Lot Acquisition Advance. Subject to the terms contained in the Loan Agreement, the Lender shall fund an Advance under the Loan in the amount of Three Million Two Hundred Sixty Thousand Dollars ($3,260,000.00) for the Acquisition by the Borrower of one hundred thirteen (113) Developed Lots situated on that certain real property located in Broward County, Florida, as more particularly described on Exhibit A attached hereto and made a part hereof. The entire unpaid principal balance of the Advance funded hereunder shall be due and payable in full on April 1, 1997; provided, however, the Loan shall not be available to finance the construction of any Units on such Lots until the Advance funded hereunder has been repaid in full.

         3.       Loan Fee.        As consideration for the Lender funding its
Advance hereunder for acquisition of the property described on Exhibit A, the Borrower shall pay Lender a fee equal to Sixteen Thousand Three Hundred Dollars ($16,300.00), which fee shall be paid and shall be deemed fully earned and nonrefundable upon the execution hereof. If, prior to January 31, 1997, the Lender shall refinance the Advance made hereunder through a new credit facility extended by the Lender to the Borrower, the Borrower shall receive a credit for the loan fee paid hereunder against the fees payable in connection with such new credit facility; provided, however, nothing contained herein shall be deemed to obligate the Lender to refinance such Advance or to extend any additional credit to the Borrower.

         4. Reaffirmation. Except as modified hereby, the Borrower hereby reaffirms and confirms and incorporates herein by reference each of the terms, covenants and conditions contained in the Loan Agreement.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

         6. Parties Bound. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                         BANK UNITED

                                         By: /s/
                                             ---------------------------------
                                         Title: Vice President

                                                 (the "Lender")

                                         THE ADLER COMPANIES, INC.

                                         By: /s/ TERRY WHITE
                                             ---------------------------------
                                         Title: Vice President

                                                 (the "Borrower")

                        GUARANTOR'S JOINDER AND CONSENT

         The undersigned, NHC HOLDINGS CORP., a Nevada corporation (the "Guarantor") hereby (i) consents to, and agrees to be bound by, the terms, covenants and conditions contained in the foregoing Amendment to Construction Line of Credit Loan Agreement and (ii) hereby reaffirms, confirms and incorporates herein by reference each of the terms, covenants and conditions contained in that certain Guaranty of the Loan dated March 13, 1996, made by the Guarantor to and in favor of the Lender.


                                         NHC HOLDINGS CORP.,
                                         a Nevada corporation

                                         By: /s/ MICHAEL K. MCCRAW
                                             ---------------------------------
                                         Title: CFO

                                                 (the "Guarantor")